Exhibit 32.1

CERTIFICATIONS

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350 (ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002)

In connection with the periodic report of Fuel Systems Solutions, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mariano Costamagna, Chief Executive Officer of the Company, hereby certify as of the date hereof, pursuant to Title 18, Chapter 63, Section 1350 of the United States Code, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2014	/s/ MARIANO COSTAMAGNA
Mariano Costamagna
Chief Executive Officer